Harris Associates Investment Trust

Oakmark Fund

Oakmark Bond Fund

Supplement dated April 30, 2021 to each Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated December 15, 2020

Kevin G. Grant, portfolio manager of Oakmark Fund (the “Fund”) and Co-Chairman and analyst of the Adviser, has announced his decision to retire from his roles effective December 31, 2021. Mr. Grant will cease his portfolio management and advisory responsibilities and all references to Mr. Grant will be removed in the Oakmark Fund’s Summary Prospectus, Prospectus and Statement of Additional Information at that time. After Mr. Grant’s retirement, William C. Nygren and Michael A. Nicolas will continue as portfolio managers of the Oakmark Fund.

Effective on May 1, 2021:

(1) The fee table and expense example included in the Oakmark Bond Fund’s Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

	Advisor Class	Institutional Class	R6 Class
Management fees	0.39%	0.39%	0.39%
Distribution (12b-1) fees	None	None	None
Other expenses(1)	1.91%	2.43%	2.43%
Total Annual Fund Operating Expenses	2.30%	2.82%	2.82%
Less: Fee waivers and/or Expense reimbursements	1.76%	2.30%	2.38%
Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements(2)	0.54%	0.52%	0.44%

(1) "Other expenses" are based on estimated amounts for the current fiscal year; actual expenses may vary.

(2) Harris Associates L.P. (the "Adviser") has contractually undertaken to waive and/or reimburse certain fees and expenses of Advisor Class, Institutional Class, and R6 Class so that the total annual operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) ("annual operating expenses") of each class are limited to 0.54%, 0.52%, and 0.44% of average net assets, respectively. Each of these undertakings lasts until 1/27/2022 and may only be modified by mutual agreement of the parties that, with respect to the Trust, includes a majority vote of the "non-interested" Trustees of the Trust. The Fund has agreed that each of Advisor Class, Institutional Class, and R6 Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 0.54%, 0.52%, and 0.44% of the class' average net assets, respectively, or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Advisor Class	Institutional Class	R6 Class
1 Year	$55	$53	$45
3 Years	549	655	648

(2)    The table that appears on page 94 of the Prospectus is hereby deleted and replaced with the following:

The Adviser has contractually agreed to reimburse each Fund Class to the extent that its annual ordinary operating expenses of a class exceed the following percentages of the average daily net assets of that class:

Fund*	Investor Class	Advisor Class	Institutional Class	R6 Class	Service Class
Oakmark Fund	1.40%	1.15%	1.10%	0.95%	1.40%
Select Fund	1.50	1.25	1.20	1.05	1.50
Global Fund	1.55	1.30	1.25	1.10	1.55
Global Select Fund	1.55	1.30	1.25	1.10	N/A
International Fund	1.55	1.30	1.25	1.10	1.55
International Small Cap Fund	1.75	1.50	1.45	1.30	1.75
Equity and Income Fund	1.25	1.00	0.95	0.80	1.25
Bond Fund	N/A	0.54	0.52	0.44	N/A

*  The agreement for each Fund is effective through January 27, 2022. The Adviser is entitled to recoup from assets attributable to any Fund class amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit shown above or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the reimbursement occurred.

(3)    The first paragraph in the “Expense Limitation Agreement” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Bond Fund Only. The Adviser has contractually agreed, through January 27, 2022, to reimburse each class of the Bond Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of average net assets: 0.54% in the case of Advisor Class Shares; 0.52% in the case of Institutional Class Shares; and 0.44% in the case of R6 Class Shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.